UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 26, 2007

OMNIVISION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29939	77-0401990
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1341 Orleans Drive

Sunnyvale, California 94089-1136

(Address of principal executive offices, including zip code)

(408) 542-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board Termination of the 2000 Director Option Plan

On November 27, 2007, the Board of Directors (the “Board”) of OmniVision Technologies, Inc. (“OmniVision”) approved the termination of OmniVision’s 2000 Director Option Plan. All future awards to non-employee directors shall be made pursuant to OmniVision’s 2007 Equity Incentive Plan (the “2007 Plan”).

Board Approval of Amendments to the 2007 Equity Incentive Plan

On November 27, 2007, the Board approved certain amendments to the 2007 Plan. The 2007 Plan was amended as follows:

(i)                                   To limit the number of shares for which vesting may be accelerated by the Administrator to a maximum of 5% of the total number of shares reserved for issuance under the 2007 Plan, other than in connection with a Change in Control or upon or in connection with a Participant’s termination of service due to death, Disability or Retirement (as all such capitalized terms are defined in the 2007 Plan); and

(ii)                                To restrict the power to make an award to any Outside Director (as such term is defined in the 2007 Plan) under the 2007 Plan to the Compensation Committee, and not to permit such awards to be made by or subject to the approval of the Board as a whole or any other party.

The foregoing description of the amendments to the 2007 Plan is qualified in its entirety by reference to the full text of the 2007 Plan, as amended on November 27, 2007, a copy of which is filed hereto as Exhibit 10.26 and incorporated herein by reference.

Approval of Forms of Stock Option Agreements

On November 26, 2007, the Compensation Committee of the Board approved a form of stock option agreement to be used to evidence option grants to OmniVision’s non-employee directors under the 2007 Plan, and another form of stock option agreement to be used for consultants and employees. Copies of the forms of stock option agreements are attached hereto as Exhibits 10.27 and 10.28, respectively, and incorporated herein by reference.

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Bylaws

On November 27, 2007, the Board approved certain amendments to Sections 6.1 and 6.2 of Article 6 of OmniVision’s Bylaws to provide for uncertificated shares in order that OmniVision will be DRS (Direct Registration System) eligible as required by the Nasdaq Stock Market.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the amendments, a copy of which is filed hereto as Exhibit 3.2.1 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

3.2.1	Certificate of Amendment of the Bylaws of OmniVision Technologies, Inc. effective as of November 27, 2007.
10.26	2007 Equity Incentive Plan, as amended November 27, 2007.
10.27	Form of Non-Employee Director Stock Option Agreement.
10.28	Form of Employee/Consultant Stock Option Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNIVISION TECHNOLOGIES, INC.

By:	/s/ Shaw Hong
Shaw Hong
President and Chief Executive Officer

Date: November 30, 2007

EXHIBIT INDEX

Exhibit No.	Description

3.2.1	Certificate of Amendment of the Bylaws of OmniVision Technologies, Inc. effective as of November 27, 2007.
10.26	2007 Equity Incentive Plan, as amended November 27, 2007.
10.27	Form of Non-Employee Director Stock Option Agreement.
10.28	Form of Employee/Consultant Stock Option Agreement.